                                                                    Exhibit 10.1

                                FIRST AMENDMENT

                                       TO

                    AMENDED AND RESTATED FINANCING AGREEMENT

          First Amendment, dated as of August 7, 1998 to the Amended and Restated Financing Agreement, dated as of June 18, 1998 (the "Financing Agreement"), by and among Norton McNaughton, Inc., a Delaware corporation (the "Company"), Norton McNaughton of Squire, Inc., a New York corporation ("Squire"), Miss Erika, Inc., a Delaware corporation ("Miss Erika"), Jeri-Jo Knitwear, Inc., a Delaware corporation formerly known as JJ Acquisition Corp. ("Jeri-Jo" and together with Squire and Miss Erika, each a "Borrower" and collectively, the "Borrowers"), the lenders listed on Schedule I hereto under the captions "Continuing Lenders" (the "Continuing Lenders") and "Additional Lenders" (the "Additional Lenders" and together with the Continuing Lenders, each a "Lender" and collectively the "Lenders"), NationsBanc Commercial Corporation, as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), The CIT Group/Commercial Services, Inc., as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and Fleet Bank NA, as documentation agent for the Lenders (in such capacity, the "Documentation Agent" and together with the Collateral Agent and the Administrative Agent, each an "Agent" and collectively, the "Agents").

          The Company, the Borrowers, the Lenders and the Agents desire to (i) add the Additional Lenders as parties to the Financing Agreement and (ii) amend certain other terms and conditions hereafter set forth.

          In addition, the Continuing Lenders wish to assign a portion of their interests in the Revolving Credit Commitment and the Loans and Letter of Credit Obligations Senior under the Financing Agreement to the Additional Lenders and the Additional Lenders wish to accept such assignments.

          Accordingly, the Company, the Borrowers, the Agents and the Lenders hereby agree as follows:

          1.  Definitions.  All capitalized terms used herein and not otherwise
              -----------
defined herein are used herein as defined in the Financing Agreement.

          2.  Assignments.  (a)  On and as of the Amendment Effective Date (as
              -----------
hereinafter defined), each of the Continuing Lenders shall assign and each of the Additional Lenders shall purchase, at the principal amount thereof, such interests in the Revolving Credit Loans and Letter of Credit Obligations Senior on such date as shall be necessary in order that, after giving effect to all such assignments and purchases, the Loans and Letter of Credit Obligations Senior will be held by the Lenders ratably in accordance with their Pro Rata Shares in the Revolving Credit Commitment, as set forth in Annex I to this Amendment. Such assignments and purchases shall be without recourse, representation or warranty, except that (i) each Continuing Lender represents that it is the legal and beneficial owner of the interests assigned by it free and clear of any Lien and (ii) paragraphs 2 (other than clauses (i) and (v) thereof), 4 and 5 of Exhibit H to the Financing Agreement are hereby incorporated by reference as if set forth herein and each Continuing Lender shall be deemed to have made the representations, warranties and statements of Assignor in such paragraphs and each Additional Lender shall be deemed to have made the representations, warranties and statements of Assignee in such paragraphs.

              (b) On the Amendment Effective Date, (i) the Additional Lenders shall pay the purchase price for the Revolving Credit Loans purchased by it pursuant to paragraph (a) of this Section 2 by wire transfer of immediately available funds to the Administrative Agent in New York, New York, not later than 12:00 noon, New York City time, and (ii) the Administrative Agent shall promptly pay to each Continuing Lender, out of the amounts received by it pursuant to clause (i) of this paragraph (b), the purchase price for the interests assigned by it pursuant to such paragraph (a) by wire transfer of immediately available funds to an account designated by such Lender.

              (c) The Company and the Borrowers hereby consent to the assignments and purchases provided for in paragraphs (a) and (b) of this Section 4 and agree that each Additional Lender shall have all of the rights of a Lender under the Financing Agreement with respect to the interests purchased by it pursuant to such paragraphs. Commencing on the Amendment Effective Date, each Additional Lender will be a party to the Financing Agreement, agrees to be bound by the terms and conditions of the Financing Agreement and the Loan Documents and will have all of the rights and obligations of a Lender under the Financing Agreement and the Loan Documents.

          3.  Delivery of Notes.  The Continuing Lenders shall deliver to the
              -----------------
Administrative Agent, for delivery to and cancellation by the Borrowers, all Notes issued by the Borrowers and held by the Continuing Lenders under the Financing Agreement (collectively, the "Old Notes"), which Old Notes are hereby deemed cancelled effective from delivery of the New Notes to the Administrative Agent. The Borrowers shall execute and deliver to the Administrative Agent for the account of each Lender the Notes which such Lender is entitled to receive pursuant to Section 2.04 of the Financing Agreement, in the form of Exhibit A thereto and in the principal amount for each Lender equal to its Pro Rata Share of the Revolving Credit Commitment, as set forth in Annex I to this

Amendment (the "New Notes"). The Administrative Agent shall release and deliver the Old Notes to the Borrowers for cancellation and deliver the New Notes to the Lenders.

          4.  Accrued Interest and Fees.  At the times and pursuant to the terms
              -------------------------
contained in the Financing Agreement, the Administrative Agent will pay all accrued interest and fees payable pursuant to Section 3.03(b) of the Financing Agreement to the Lenders entitled thereto after giving effect to the assignments and purchases made pursuant to Section 2 above.

          5.  Schedule.  Schedule 1.01A to the Financing Agreement is hereby
              --------
amended in its entirety to read as set forth in Annex I to this Amendment.

          6.  Keyman Life Insurance.  Section 7.01(k) of the Financing Agreement
              ---------------------
is hereby amended by deleting the number "sixty (60)" at the end of the first line thereof and substituting in its place "ninety (90)".

          7.  Intellectual Property Appraisals.  Section 7.01(p) of the
              --------------------------------
Financing Agreement is hereby amended by deleting the number "sixty (60)" at the beginning of the second line thereof and substituting in its place "ninety
(90)".

          8.  Conditions to Effectiveness.  This Amendment shall become
              ---------------------------
effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the "Amendment Effective Date"):

                 (i) The representations and warranties contained in this Amendment and in Article VI of the Financing Agreement shall be correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Event of Default or Default shall have occurred and be continuing on the Amendment Effective Date, or result from this Amendment becoming effective in accordance with its terms.

                 (ii) The Agents shall have received counterparts of this Amendment which bear the signatures of the Company, the Borrowers and each of the Lenders.

                 (iii) The Administrative Agent shall have received the New Notes, duly executed by each of the Borrowers.

                 (iv) The Agents shall have received an acknowledgment to the agreement among the Lenders duly executed by each Additional Lender.

                 (v) All legal matters incident to this Amendment shall be satisfactory to the Agents and their counsel.

          9.  Representations and Warranties.  Each of the Company and the
              ------------------------------
Borrowers represents and warrants to the Lenders as follows:

              (a) The Company and each Borrower (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment, the New Notes, in the case of the Borrowers, all other documents executed by it in connection with this Amendment, and to perform the Financing Agreement, as amended hereby.

              (b) The execution, delivery and performance by the Company and the Borrowers of this Amendment and all other documents executed by it in connection with this Amendment, the execution, delivery and performance by each Borrower of the New Notes and the performance by the Company and the Borrowers of the Financing Agreement as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under the Company's or any Borrower's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting the Company or any Borrower or any of the Company's or such Borrower's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to the Company's or any Borrower's property.

              (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Company or any of the Borrowers of this Amendment and all other documents executed by it in connection with this Amendment, the execution, delivery and performance by each Borrower of the New Notes and the performance by the Company and the Borrowers of the Financing Agreement as amended hereby.

              (d) This Amendment and the Financing Agreement, as amended hereby, and all other documents executed in connection with this Amendment constitute the legal, valid and binding obligations of the Company and the Borrowers party thereto, enforceable against such Persons in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

              (e) The representations and warranties contained in Article VI of the Financing Agreement are correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default, has occurred and is continuing on and as of the Amendment Effective Date.

          10.  Continued Effectiveness of Financing Agreement.  Each of the
               ----------------------------------------------
Company and the Borrowers hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date of this Amendment all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, or to grant to the Collateral Agent a Lien on any collateral as security for the Obligations of the Company and the Borrowers from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

          11.  Miscellaneous.
               -------------

               a. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

               b. Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               c. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

               d. The Borrowers will pay on demand all reasonable out-of-pocket costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agents.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                           NORTON MCNAUGHTON, INC.


                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------


                                           NORTON MCNAUGHTON OF SQUIRE, INC.


                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------


                                           MISS ERIKA, INC.


                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------


                                           JERI-JO KNITWEAR, INC.


                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------


                                           AGENTS AND LENDERS
                                           ------------------


                                           THE CIT GROUP/COMMERCIAL SERVICES,
                                           INC., as Administrative Agent


                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------


                                           NATIONSBANC COMMERCIAL
                                             CORPORATION, as Collateral Agent


                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------


                                           FLEET BANK NA, as Documentation Agent


                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------

                                           LENDERS
                                           -------


                                           SANWA BUSINESS CREDIT CORPORATION


                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------

                                           Address:
                                           500 Glenpointe Centre West
                                           Teaneck, NJ  07666-6802
                                           Attn:  Carmen Caporrino
                                                    Senior Account Executive
                                           Telephone:  (201) 836-4006, ext. 106
                                           Telecopier: (201) 836-4744

                                           Wiring Instructions:
                                           Harris Bank and Trust Company
                                           ABA #:  071-000-288
                                           AC#:  401-686-1
                                           REF:  Norton McNaughton
                                           ATTN:  Kevin O'Hara
                                           Sanwa Business Credit Corporation
                                           Telephone:  (201) 836-4006, ext. 114
                                           Telecopier: (201) 836-4744


                                           ISRAEL DISCOUNT BANK OF NEW YORK


                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------

                                           Address:
                                           511 Fifth Avenue
                                           New York, New York  10017
                                           Attn:  Mr. Gary Harkins
                                           Telephone:  (212) 551-8852
                                           Telecopier: (212) 551-8720

                                           Wiring Instructions:
                                           ABA #:  026009768
                                           AC#:  355400901621

                                           SUNROCK CAPITAL CORP.


                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------

                                           Address:
                                           1835 Market Street
                                           11 Penn Center Bldg.
                                           Suite #306
                                           Philadelphia, PA  19103
                                           Attn:  John D. Erwin
                                           Telephone:  (215) 979-7654
                                           Telecopier: (215) 979-7679

                                           Wiring Instructions:
                                           Mellon Bank, N.A.
                                           Philadelphia, PA
                                           ABA#:  031000037
                                           Credit:  Sunrock Capital Corp.
                                           Acct. No. 2-024-404
                                           Reference:  Norton McNaughton


                                           PNC BANK, NATIONAL ASSOCIATION


                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------

                                   SCHEDULE I

CONTINUING LENDERS:
------------------

The CIT Group/Commercial Services, Inc.

NationsBanc Commercial Corporation

Fleet Bank NA

PNC Bank, National Association

ADDITIONAL LENDERS:
------------------

Sanwa Business Credit Corporation

Israel Discount Bank of New York

Sunrock Capital Corp.

                                    ANNEX I
                                    -------

                                 Schedule 1.01A
                                 --------------

                        Lenders and Lenders' Commitments

                                                             Revolving
        Lender                               Credit Commitment        Percentage
        ------                               -----------------        ----------
NationsBanc Commercial Corporation            $ 50,000,000.00           28.572%
The CIT Group/Commercial Services, Inc.         30,000,000.00           17.143%
Fleet Bank NA                                   30,000,000.00           17.143%
Sanwa Business Credit Corp.                     20,000,000.00           11.429%
PNC Business Credit                             15,000,000.00            8.571%
Israel Discount Bank of New York                15,000,000.00            8.571%
Sunrock Capital Corp.                           15,000,000.00            8.571%
                                              $175,000,000.00          100.000%